©2016 Matthews International Corporation. All Rights Reserved. INVESTOR PRESENTATION 1st QUARTER FISCAL 2018

©2016 Matthews International Corporation. All Rights Reserved. Business Overview 2

©2016 Matthews International Corporation. All Rights Reserved. Disclaimer Any forward-looking statements with respect to Matthews International Corporation (the ―Company‖) in connection with this presentation are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks and uncertainties that may cause the Company’s actual results in future periods to be materially different from management’s expectations. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove correct. Factors that could cause the Company’s results to differ from those presented herein are set forth in the Company’s Annual Report on Form 10-K and other periodic filings with the Securities and Exchange Commission (―SEC‖). The Company periodically provides information derived from financial data which is not presented in the consolidated financial statements prepared in accordance with U.S. generally accepted accounting principles (―GAAP‖). Certain of this information are considered ―non-GAAP financial measures‖ under the SEC rules. The Company believes that this information provides management and investors with a useful measure of the Company’s financial performance on a comparable basis. These non-GAAP financial measures are supplemental to the Company’s GAAP disclosures and should not be considered an alternative to the GAAP financial information. The Company uses non-GAAP financial measures to assist in comparing its performance on a consistent basis for purposes of business decision making by removing the impact of certain items that management believes do not directly reflect the Company’s core operations including acquisition-related items, system-integration costs, adjustments related to intangible assets, litigation items, and strategic initiative and other charges, which includes non-recurring charges related to operational initiatives and exit activities. Management believes that presenting non-GAAP financial measures is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items, (ii) permits investors to view performance using the same tools that management uses to budget, forecast, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provided herein, provides investors with an additional understanding of the factors and trends affecting the Company’s business that could not be obtained absent these disclosures. The Company has presented free cash flow and free cash flow yield as supplemental measures of cash flow that are not required by, or presented in accordance with, GAAP. Management believes that these measures provide relevant and useful information, which is widely used by analysts and investors as well as by our management. These measures provide management with insight on the cash generated by operations, excluding certain expenses, above and beyond the annual capital expenditures. These measures allows management, as well as analysts and investors, to assess the Company’s ability to pursue growth and investment opportunities designed to increase Shareholder value. The Company also has presented adjusted operating profit and believes that it provides relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s management in assessing both consolidated and segment performance. Adjusted operating profit provides the Company with an understanding of the results from the primary operations of its business by excluding the effects of certain acquisition and system-integration costs, and items that do not reflect the ordinary earnings of the Company’s operations. This measure may be useful to an investor in evaluating the underlying primary operating performance of the Company’s segments and business overall on a consistent basis. Similarly, the Company believes that EBITDA and adjusted EBITDA provide relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s management in assessing the performance of its business. Adjusted EBITDA provides the Company with an understanding of earnings before the impact of investing and financing charges and income taxes, and the effects of certain acquisition and system-integration costs, and items that do not reflect the ordinary earnings of the Company’s operations. This measure may be useful to an investor in evaluating operating performance. It is also useful as a financial measure for lenders and is used by the Company’s management to measure performance as well as strategic planning and forecasting. The Company has also presented adjusted earnings per share and believes it provides relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s management in assessing the performance of its business. Adjusted earnings per share provides the Company with an understanding of the results from the primary operations of our business by excluding the per share effects of certain acquisition and system-integration costs, and items that do not reflect the ordinary earnings of our operations. This measure provides management with insight into the earning value for shareholders excluding certain costs, not related to the Company’s primary operations. Likewise, this measure may be useful to an investor in evaluating the underlying operating performance of the Company’s business overall, as well as performance trends, on a consistent basis. Lastly, the Company has presented adjusted net income and believes it provides relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s management in assessing financial performance. Adjusted net income provides the Company with an understanding of the results from the primary operations of its business by excluding the effects of certain acquisition and system-integration costs, and items that do not reflect the ordinary earnings of the Company’s operations. This measure may be useful to an investor in evaluating the underlying performance of the business. 3

©2016 Matthews International Corporation. All Rights Reserved. Matthews  Founded in 1850 – headquartered in Pittsburgh, PA  Three business segments:  SGK Brand Solutions  Memorialization  Industrial Technologies  Approximately 11,000 employees  Over 25 countries  NASDAQ – 32.3 million shares outstanding, as of December 31, 2017 4

©2016 Matthews International Corporation. All Rights Reserved. 51% 8% 41% Memorialization SGK Brand Solutions Industrial Technologies 5 Fiscal 2017 Sales

©2016 Matthews International Corporation. All Rights Reserved. SGK BRAND SOLUTIONS 6

©2016 Matthews International Corporation. All Rights Reserved. SGK Brand Solutions 7 Monoprix, a major city center retailer in France, teamed up with Brandimage to launch its new Food To Go line. Anthem developed a three-year ―Live Your Break‖ connected platform for Nestlé KitKat. The activity combines connected packaging via a mobile digital hub of user generated ―breaker‖ content with a real-world brand experience. Roto-gravure cylinder by Saueressig

©2016 Matthews International Corporation. All Rights Reserved. SGK Brand Solutions 8 Premedia / Tooling / Merchandising = + Marketing / Packaging Execution Marketing / Packaging Execution SGK Brand Solutions Creative / Adaptive

©2016 Matthews International Corporation. All Rights Reserved. SGK Brand Solutions • SGK Brand Solutions has longstanding relationships with a large, blue chip customer base consisting of many of the Fortune 100 and Fortune 50 companies • Through brand development, SGK Brand Solutions has developed ―strategic‖ relationships rather than ―vendor‖ relationships which enables more valued client engagement, with over 400 employees working onsite across 85+ client locations • Brand solutions is a critical cog in the marketing programs of the top world-wide brands, particularly where global consistency is highly valued 9 US Food / Beverage Clients Top Global Pharmaceutical Clients Top Global Retailer Clients Other Key Partners

©2016 Matthews International Corporation. All Rights Reserved. MEMORIALIZATION 10

©2016 Matthews International Corporation. All Rights Reserved. 11 Matthews Architectural Products - Building signs are an example of the segment’s architectural product offerings. Memorialization Bronze Memorials Forest Park West Cemetery Cremation Garden

©2016 Matthews International Corporation. All Rights Reserved. 12 Memorialization The Company is a leading manufacturer and distributor of caskets (wood, metal and cremation) in North America. The Super Power Pak III Plus cremation unit has some of the most advanced features in combustion technology as well as industry leading performance, reliability and support.

©2016 Matthews International Corporation. All Rights Reserved. - 500,000 1,000,000 1,500,000 2,000,000 2,500,000 3,000,000 3,500,000 4,000,000 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 Total US Deaths Casketed Deaths 13 Memorialization  Casketed Deaths vs. Total Deaths Company estimates. Data compiled from CDC, US Census Bureau, Industry reports and internal projections.

©2016 Matthews International Corporation. All Rights Reserved. INDUSTRIAL TECHNOLOGIES 14

©2016 Matthews International Corporation. All Rights Reserved. 15 Industrial Technologies Non-contact ink-jet printing units apply print on products. Multiple integrated distribution and fulfillment systems (including laser-based identification and dimensioning technologies) communicate in a warehouse to identify and route items and parcels through the facility and out to a customer. Pick-to-Light Systems utilizing light indicators for sorting and control of merchandise. Pyramid introduced a new warehouse execution solution, Continuous Intelligent Operations to enhance automated distribution operations — from receiving to shipping.

©2016 Matthews International Corporation. All Rights Reserved. Financial Overview 16

©2016 Matthews International Corporation. All Rights Reserved. Key Elements of Long-Term EPS Growth  Internal Growth  Expand market presence of existing products  Manufacturing/cost structure improvements  New product development  Acquisitions  Primary objective to support strategic business plans  Leverage existing operating infrastructure  Achieve long-term annual return (EBITDA) of at least 15% on invested capital  Share Repurchases  Repurchase in periods of excess cash flow  Current remaining authorization – 1.7 million shares 17

©2016 Matthews International Corporation. All Rights Reserved. Consolidated Results 18 2015 2016 2017 2016 (a) 2017 (unaudited) (unaudited) Sales 1,426,068$ 1,480,464$ 1,515,608$ 348,998$ 369,454$ Operating Profit 105,023$ 118,815$ 112,603$ 19,063$ 17,924$ Adj. Operating Profit (b) 141,906$ 154,872$ 151,062$ 27,713$ 22,597$ EBITDA (c) 173,043$ 185,646$ 191,074$ 34,118$ 34,992$ Adj. EBITDA (d) 215,974$ 239,586$ 238,683$ 50,635$ 46,496$ EPS - GAAP 1.91$ 2.03$ 2.28$ 0.32$ 1.10$ Adj. EPS (e) 3.03$ 3.38$ 3.60$ 0.66$ 0.64$ (Dollars in thousands, except per share data) Fiscal year ended September 30, QTD December 31, (a) Fiscal 2017 first quarter information has been adjusted to reflect the adoption of ASU No. 2016-09. The Company early adopted this ASU in the fourth quarter of fiscal 2017, which resulted in a reduction to income tax expense of $1,234, and a corresponding favorable impact on diluted earnings per share of $0.04, both of which have been retroactively included in the first quarter results for fiscal 2017. (b) Adjusted operating profit reflects certain adjustments to facilitate comparability. See reconciliation at Appendix A. (c) EBITDA represents earnings before interest expense, income taxes, depreciation and amortization. See reconciliation at Appendix B. (d) Adjusted EBITDA represents EBITDA plus stock compensation expense and the non-service cost portion of pension/post-retirement expense, and also reflects certain adjustments to facilitate comparability. See reconciliation at Appendix B. (e) Adjusted earnings per share reflects certain adjustments to facilitate comparability and excludes intangible amortization and the non-service cost portion of pension/post-retirement expense. See reconciliation at Appendix C.

©2016 Matthews International Corporation. All Rights Reserved. Segment Operating Results (as reported) 19 (Dollars in thousands) 2015 2016 2017 2016 2017 Sales: (unaudited) (unaudited) SGK Brand Solutions 798,339$ 755,975$ 770,181$ 175,801$ 191,766$ Memorialization 508,058 610,142 615,882 145,622 144,889 Industrial Technologies 119,671 114,347 129,545 27,575 32,799 Consolidated 1,426,068$ 1,480,464$ 1,515,608$ 348,998$ 369,454$ Operating Profit: SGK Brand Solutions 21,864$ 42,909$ 24,919$ 4,190$ 3,152$ Memorialization 70,064 68,252 80,652 14,367 14,454 Industrial Technologies 13,095 7,654 7,032 506 318 Consolidated 105,023$ 118,815$ 112,603$ 19,063$ 17,924$ Fiscal year ended September 30, QTD December 31,

©2016 Matthews International Corporation. All Rights Reserved. 20 (Dollars in thousands) 2015 2016 2017 2016 2017 Sales: (unaudited) (unaudited) SGK Brand Solutions 798,339$ 755,975$ 770,181$ 175,801$ 191,766$ Memorialization 508,058 610,142 615,882 145,622 144,889 Industrial Technologies 119,671 114,347 129,545 27,575 32,799 Consolidated 1,426,068$ 1,480,464$ 1,515,608$ 348,998$ 369,454$ Adjusted EBITDA:* SGK Brand Solutions 106,463$ 119,844$ 107,216$ 23,354$ 21,382$ Memorialization 92,416 107,061 118,880 25,301 23,061 Industrial Technologies 17,095 12,681 12,587 1,980 2,053 Consolidated 215,974$ 239,586$ 238,683$ 50,635$ 46,496$ Fiscal year ended September 30, QTD December 31, * Adjusted EBITDA represents EBITDA plus stock compensation expense and the non-service cost portion of pension/post-retirement expense, and also reflects certain adjustments to facilitate comparability. See reconciliations at Appendix B and E. . Segment Results – Sales & Adjusted EBITDA

©2016 Matthews International Corporation. All Rights Reserved. Free Cash Flow 21 (Dollars in thousands) 2015 2016 2017 Net Income 63,449$ 66,749$ 74,368$ Depreciation and Amortization 62,620 65,480 67,981 Stock-Based Compensation 9,097 10,612 14,562 Pension Cost (non-service portion) 5,677 8,413 8,773 Subtotal 140,843 151,254 165,684 Capital Expenditures (48,251) (41,682) (44,935) Free Cash Flow (1) 92,592$ 109,572$ 120,749$ Cash Provided from Operating Activities 141,064$ 140,274$ 149,299$ Fiscal year ended September 30, (1) See Disclaimer (Page 3) for Management’s assessment of supplemental information related to free cash flow.

©2016 Matthews International Corporation. All Rights Reserved. Free Cash Flow Yield 22 2015 2016 2017 Free Cash Flow (1) 92,592$ 109,572$ 120,749$ Market Capitalization 1,609,892$ 1,952,929$ 2,001,249$ Free Cash Flow Yield (1) 5.75% 5.61% 6.03% Free Cash Flow Yield (based on 12/31/2017 Market Capitalization) 7.08% (Dollars in thousands) Fiscal year ended September 30, (1) See Disclaimer (Page 3) for Management’s assessment of supplemental information related to free cash flow, free cash flow yield.

©2016 Matthews International Corporation. All Rights Reserved. Earnings Per Share 23 Note: Adjusted earnings per share reflects certain adjustments to facilitate comparability and other adjustments. See reconciliation at Appendix C. Earnings Per Share Adjusted Earnings Per Share $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 2013 2014 2015 2016 2017 $1.95 $1.49 $1.91 $2.03 $2.28 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 2013 2014 2015 2016 2017 $2.59 $2.74 $3.03 $3.38 $3.60

©2016 Matthews International Corporation. All Rights Reserved. EBITDA (Dollars in millions) 24 Note: EBITDA represents earnings before interest expense, income taxes, depreciation and amortization. See reconciliation at Appendix B. Adjusted EBITDA represents EBITDA plus certain expenses, and also reflects certain adjustments to facilitate comparability. See reconciliation at Appendix B. EBITDA Adjusted EBITDA $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 2013 2014 2015 2016 2017 $131.1 $120.9 $173.0 $185.6 $191.1 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 2013 2014 2015 2016 2017 $160.6 $172.1 $216.0 $239.6 $238.7

©2016 Matthews International Corporation. All Rights Reserved. Common Stock Price 25 Note: Stock price obtained from NASDAQ for each respective month-end period. $0.00 $10.00 $20.00 $30.00 $40.00 $50.00 $60.00 $70.00 $50.74 $35.18 $35.36 $30.73 $29.82 $38.08 $43.89 $48.97 $60.76 $62.25 $52.80

©2016 Matthews International Corporation. All Rights Reserved. Recent Highlights  Company raised fiscal 2018 non-GAAP earnings per share expectations to be better than 10% over fiscal 2017  Reported record sales of $1.52 billion in fiscal 2017  Increased quarterly dividend 11.8% to 19.0 cents (November 2017)  23rd consecutive annual dividend increase since the Company’s IPO  Record operating cash flow of $149.3 million in fiscal 2017  Completed a $300 million 5.25% bond issuance in the 1st quarter of fiscal 2018  The U.S. Tax Cuts and Jobs Act reduces the U.S. federal corporate tax rate  Analyst coverage:  CJS Securities  FBR Capital Markets  Great Lakes Review 26

©2016 Matthews International Corporation. All Rights Reserved. Institutional Shareholders 27 Shares 12/31/2017 BlackRock Institutional Trust Company, N.A. 4,166,858 The Vanguard Group, Inc. 3,217,078 Franklin Advisory Services, LLC 2,955,118 Wellington Management Company, LLP 1,465,646 Dimensional Fund Advisors, L.P. 1,275,732 Clarkston Capital Partners, LLC 1,137,592 State Street Global Advisors (US) 792,019 T. Rowe Price Associates, Inc. 565,150 Fidelity Management & Research Company 514,685 Bank of New York Mellon Corporation 494,651 Top Ten Institutions 16,584,529 51.4% of outstanding shares Remaining Institutions 9,193,340 Total Institutional Ownership 25,777,869 79.8% of outstanding shares Note: Institutional share information obtained from NASDAQ as of December 31,2017.

©2016 Matthews International Corporation. All Rights Reserved. Appendices 28

Appendix A

Adjusted Operating Profit

Non-GAAP Reconciliation

Matthews INTERNATIONAL

(Dollars in thousands)	Fiscal year ended September 30, 2015	Fiscal year ended September 30, 2016	Fiscal year ended September 30, 2017	QTD December 31, 2016	QTD December 31, 2017
SGK Brand Solutions					
Operating Profit	$ 21,864	$ 42,909	$ 24,919	$ 4,190	$ 3,152
Acquisition-related items (1)	33,605	24,872	21,103	6,202	3,507
Intangible asset write-offs	4,842	-	-	-	-
Strategic initiative and other charges (2)	1,016	120	8,620	-	269
Adjusted Operating Profit	$ 61,327	$ 67,901	$ 54,642	$ 10,392	$ 6,928
Memorialization					
Operating Profit	$ 70,064	$ 68,252	$ 80,652	$ 14,367	$ 14,454
Acquisition-related items (1)	5,260	11,022	7,791	2,147	519
Litigation matter	(8,996)	-	-	-	-
Strategic initiative and other charges (2)	1,156	(589)	-	-	288
Adjusted Operating Profit	$ 67,484	$ 78,685	$ 88,443	$ 16,514	$ 15,261
Industrial Technologies					
Operating Profit	$ 13,095	$ 7,654	$ 7,032	$ 506	$ 318
Acquisition-related items (1)	-	-	356	301	-
Strategic initiative and other charges (2)	-	632	589	-	90
Adjusted Operating Profit	$ 13,095	$ 8,286	$ 7,977	$ 807	$ 408
Consolidated					
Operating Profit	$ 105,023	$ 118,815	$ 112,603	$ 19,063	$ 17,924
Acquisition-related items (1)	38,865	35,894	29,250	8,650	4,026
Intangible asset write-offs	4,842	-	-	-	-
Litigation matter	(8,996)	-	-	-	-
Strategic initiative and other charges (2)	2,172	163	9,209	-	647
Adjusted Operating Profit	$ 141,906	$ 154,872	$ 151,062	$ 27,713	$ 22,597

Note: See Disclaimer (Page 3) for Management's assessment of supplemental information related to adjusted operating profit.

(1) Acquisition-related items also include one-time charges related to depreciation and amortization.

(2) See Disclosure (Page 3).

©2016 Matthews International Corporation. All Rights Reserved.
29

Appendix B

EBITDA and Adjusted EBITDA

Non-GAAP Reconciliation

Matthews INTERNATIONAL

(Dollars in thousands)	Fiscal year ended September 30, 2015	2016	2017	QTD December 31, 2016 (1)	2017
Net Income	$ 63,449	$ 66,749	$ 74,368	$ 10,322	$ 35,180
Interest expense	20,610	24,344	26,371	6,148	7,801
Income tax provision (benefit)	26,364	29,073	22,354	2,489	(25,227)
Depreciation and amortization (2)	62,620	65,480	67,981	15,159	17,238
EBITDA	$ 173,043	$ 185,646	$ 191,074	$ 34,118	$ 34,992
Acquisition-related items (2)	38,865	34,674	25,748	8,226	3,958
Intangible asset write-offs	4,842	-	-	-	-
Litigation matter	(8,996)	-	-	-	-
Strategic initiative and other charges (3)	4,968	241	9,209	-	647
Loss recoveries, net of costs	-	-	(10,683)	-	-
Pension settlement	(11,522)	-	-	-	-
Stock-based compensation	9,097	10,612	14,562	6,097	5,474
Pension and postretirement expense (4)	5,677	8,413	8,773	2,194	1,425
Adjusted EBITDA	$ 215,974	$ 239,586	$ 238,683	$ 50,635	$ 46,496

Note: See Disclaimer (Page 3) for Management's assessment of supplemental information related to EBITDA and adjusted EBITDA.

(1) Fiscal 2017 first quarter information has been adjusted to reflect the adoption of ASU No. 2016-09. The Company early adopted this ASU in the fourth quarter of fiscal 2017, which resulted in a reduction to income tax expense of $1,234, and a corresponding favorable impact on diluted earnings per share of $0.04, both of which have been retroactively included in the first quarter results for fiscal 2017.

(2) One-time depreciation and amortization charges related to recent acquisitions are included in the Depreciation and amortization.

(3) See Disclosure (Page 3). One-time non-operating related charges are included in the calculation of Adjusted EBITDA.

(4) The non-GAAP adjustment to pension and postretirement expense represents the add-back of the non-service related components of these costs. Non-service related components include interest cost, expected return on plan assets and amortization of actuarial gains and losses. The service cost and prior service cost components of pension and postretirement expense are considered to be a better reflection of the ongoing service-related costs of providing these benefits. The other components of GAAP pension and postretirement expense are primarily influenced by general market conditions impacting investment returns and interest (discount) rates. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.

©2016 Matthews International Corporation. All Rights Reserved.
30

Appendix C

Adjusted Earnings Per Share

Non-GAAP Reconciliation

	Fiscal year ended September 30,			QTD December 31,	
	2015	2016	2017	2016 (1)	2017
EPS - GAAP	$ 1.91	$ 2.03	$ 2.28	$ 0.32	$ 1.10
Acquisition-related items	0.79	0.74	0.65	0.19	0.09
Intangible asset write-offs	0.10	-	-	-	-
Litigation matter	(0.18)	-	-	-	-
Strategic initiative and other charges (2)	0.14	0.01	0.21	-	0.02
Loss recoveries, net of costs	-	-	(0.23)	-	-
Pension settlement	(0.24)	-	-	-	-
Income tax regulation changes (3)	-	-	-	-	(0.76)
Pension and postretirement expense (4)	0.12	0.17	0.19	0.05	0.03
Intangible amortization expense	0.39	0.43	0.50	0.10	0.16
Adjusted EPS	$ 3.03	$ 3.38	$ 3.60	$ 0.66	$ 0.64

Note: See Disclaimer (Page 3) for Management's assessment of supplemental information related to adjusted earnings per share. All per-share amounts are net of tax.

(1) Fiscal 2017 first quarter information has been adjusted to reflect the adoption of ASU No. 2016-09. The Company early adopted this ASU in the fourth quarter of fiscal 2017, which resulted in a reduction to income tax expense of $1,234, and a corresponding favorable impact on diluted earnings per share of $0.04, both of which have been retroactively included in the first quarter results for fiscal 2017.

(2) See Disclosure (Page 3).

(3) The adjustment for income tax regulation changes consist of an estimated favorable tax benefit of approximately $38.0 million for the reduction in the Company's net deferred tax liability principally reflecting the lower U.S. Federal tax rate, offset partially by an estimated repatriation transition tax charge of approximately $13.5 million.

(4) The non-GAAP adjustment to pension and postretirement expense represents the add-back of the non-service related components of these costs. Non-service related components include interest cost, expected return on plan assets and amortization of actuarial gains and losses. The service cost and prior service cost components of pension and postretirement expense are considered to be a better reflection of the ongoing service-related costs of providing these benefits. The other components of GAAP pension and postretirement expense are primarily influenced by general market conditions impacting investment returns and interest (discount) rates. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.

©2016 Matthews International Corporation. All Rights Reserved.
31

©2016 Matthews International Corporation. All Rights Reserved. Adjusted Net Income Non-GAAP Reconciliation 32 Appendix D (Dollars in thousands) Pretax After Tax Pretax After Tax Pretax After Tax Net Income 89,652$ 63,449$ 95,234$ 66,749$ 96,287$ 74,368$ Acquisition-related items 38,865 26,428 34,674 23,578 29,449 20,615 Intangible asset w rite-offs 4,842 3,293 - - - - Litigation matter (8,996) (6,117) - - - - Loss recoveries, net of costs - - - - (10,683) (7,478) Strategic initiative and other charges (1) 4,968 3,378 241 164 9,209 6,722 Pension settlement (11,522) (7,835) - - - - Tax related 1,334 - 485 Adjusted Net Income 83,930$ 90,491$ 94,712$ 2017 Fiscal year ended September 30, Note: See Disclaimer (Page 3) for Management’s assessment of supplemental information related to adjusted net income. Adjusted net income reflects non-GAAP adjustments at an effective tax rate of approximately 32.0%. 2016 (1) See Disclosure (Page 3). 2015

Appendix E

Adjusted EBITDA by Segment

Non-GAAP Reconciliation

Matthews INTERNATIONAL

(Dollars in thousands)	Fiscal year ended September 30,			QTD December 31,	
	2015	2016	2017	2016 (1)	2017
SGK Brand Solutions					
Operating Profit	$ 21,864	$ 42,909	$ 24,919	$ 4,190	$ 3,152
Depreciation and amortization (2)	47,215	42,471	43,508	8,973	11,454
Other (3)	2,538	662	4,877	(48)	(79)
EBITDA	$ 71,617	$ 86,042	$ 73,304	$ 13,114	$ 14,527
Acquisition-related items (2)	33,605	24,380	19,541	6,402	3,507
Intangible asset write-offs	4,842	-	-	-	-
Strategic initiative and other charges (4)	1,016	120	8,620	-	269
Loss recoveries, net of costs	-	-	(4,968)	-	-
Pension settlement	(11,522)	-	-	-	-
Stock-based compensation	4,236	5,180	6,639	2,817	2,416
Pension and postretirement expense (5)	2,669	4,122	4,080	1,020	663
Adjusted EBITDA	$ 106,463	$ 119,844	$ 107,216	$ 23,353	$ 21,382
Memorialization					
Operating Profit	$ 70,064	$ 68,252	$ 80,652	$ 14,367	$ 14,454
Depreciation and amortization (2)	13,019	20,305	21,408	5,529	4,600
Other (3)	2,484	580	4,983	(49)	(81)
EBITDA	$ 85,567	$ 89,137	$ 107,043	$ 19,847	$ 18,974
Acquisition-related items (2)	5,260	10,294	5,851	1,523	451
Litigation matter	(8,996)	-	-	-	-
Strategic initiative and other charges (4)	3,952	(511)	-	-	288
Loss recoveries, net of costs	-	-	(5,074)	-	-
Stock-based compensation	4,022	4,523	6,893	2,889	2,672
Pension and postretirement expense (5)	2,611	3,618	4,167	1,042	677
Adjusted EBITDA	$ 92,416	$ 107,061	$ 118,880	$ 25,301	$ 23,061
Industrial Technologies					
Operating Profit	$ 13,095	$ 7,654	$ 7,032	$ 506	$ 318
Depreciation and amortization (2)	2,386	2,704	3,065	657	1,184
Other (3)	378	109	630	(6)	(10)
EBITDA	$ 15,859	$ 10,467	$ 10,727	$ 1,157	$ 1,492
Acquisition-related items (2)	-	-	356	301	-
Strategic initiative and other charges (4)	-	632	589	-	90
Loss recoveries, net of costs	-	-	(641)		
Stock-based compensation	839	909	1,030	391	386
Pension and postretirement expense (5)	397	673	526	132	86
Adjusted EBITDA	$ 17,095	$ 12,681	$ 12,587	$ 1,980	$ 2,053
Consolidated					
Operating Profit	$ 105,023	$ 118,815	$ 112,603	$ 19,063	$ 17,924
Depreciation and amortization (2)	62,620	65,480	67,981	15,159	17,238
Other (3)	5,400	1,351	10,490	(104)	(170)
EBITDA	$ 173,043	$ 185,646	$ 191,074	$ 34,118	$ 34,992
Acquisition-related items (2)	38,865	34,674	25,748	8,226	3,958
Intangible asset write-offs	4,842	-	-	-	-
Litigation matter	(8,996)	-	-	-	-
Strategic initiative and other charges (4)	4,968	241	9,209	-	647
Loss recoveries, net of costs	-	-	(10,683)	-	-
Pension settlement	(11,522)	-	-	-	-
Stock-based compensation	9,097	10,612	14,562	6,097	5,474
Pension and postretirement expense (5)	5,677	8,413	8,773	2,194	1,425
Adjusted EBITDA	$ 215,974	$ 239,586	$ 238,683	$ 50,635	$ 46,496

Note: See Disclaimer (Page 3) for Management's assessment of supplemental information related to EBITDA and adjusted EBITDA.

(1) - Fiscal 2017 first quarter information has been adjusted to reflect the adoption of ASU No. 2016-09. The Company early adopted this ASU in the fourth quarter of fiscal 2017, which resulted in a reduction to income tax expense of $1,234, and a corresponding favorable impact on diluted earnings per share of $0.04, both of which have been retroactively included in the first quarter results for fiscal 2017

(2) One-time depreciation and amortization charges related to recent acquisitions are included in the Depreciation and amortization.

(3) - Other represents Investment income, Other income (deductions), net, and Net loss (income) attributable to noncontrolling interests

(4) - See Disclosure (Page 3). One-time non-operating related charges are included in the calculation of Adjusted EBITDA.

(5) - See FN 4 in Appendix C.

©2016 Matthews International Corporation. All Rights Reserved.
33

©2016 Matthews International Corporation. All Rights Reserved. 34 (a) Operating assets include accounts receivable, net, inventories and property, plant and equipment, net. (Dollars in thousands) (unaudited) SGK Brand Solutions Memorialization Industrial Technologies Corporate Total Operating assets (a) 391,716$ 262,515$ 55,040$ 17,273$ 726,544$ Intangible assets, net 797,779 440,189 84,208 - 1,322,176 Other 86,800 38,444 22,224 48,461 195,929 Total assets 1,276,295$ 741,148$ 161,472$ 65,734$ 2,244,649$ Operating assets (a) 357,392$ 267,541$ 29,155$ 22,791$ 676,879$ Intangible assets, net 738,259 442,446 64,625 - 1,245,330 Other 82,165 25,998 28,399 32,270 168,832 Total assets 1,177,816$ 735,985$ 122,179$ 55,061$ 2,091,041$ Operating assets (a) 344,679$ 276,684$ 36,572$ 24,859$ 682,794$ Intangible assets, net 764,113 447,257 59,358 - 1,270,728 Other 48,979 38,087 19,734 83,289 190,089 Total assets 1,157,771$ 762,028$ 115,664$ 108,148$ 2,143,611$ Fiscal 2017 Fiscal 2016 Fiscal 2015 Appendix F Additional Segment Information Supplemental Asset Data